Non-Controlling Interest in Subsidiaries	12 Months Ended
Dec. 31, 2016
Non-Controlling Interest in Subsidiaries [Abstract]
Noncontrolling Interest Disclosure [Text Block]
30. NON-CONTROLLING INTEREST IN SUBSIDIARIES

Non-controlling interest in subsidiaries consisted of the following:

As at	December 31	December 31
millions of Canadian dollars	2016	2015
ICDU	$53	$52
Preferred shares of GBPC	34	34
Domlec	25	23
ECI (1)	-	25
	$112	$134
(1) On December 17, 2015, an indirect wholly owned subsidiary of Emera acquired approximately 2.6 million ECI shares, increasing its ownership interest from 80.7 per cent to 95.5 per cent. On March 22, 2016, an indirect wholly-owned subsidiary of Emera acquired 0.7 million ECI shares (which owns 51.9 per cent share of Domlec), increasing Emera's ownership interest in ECI from 95.5 to 100 per cent.

Preferred shares of GBPC:

Authorized:
35,000 non-voting cumulative redeemable variable perpetual preferred shares

	2016		2015
Issued and outstanding:	number of shares	millions of dollars	number of shares	millions of dollars
Outstanding as at December 31	35,000	$34	35,000	$34

GBPC Non–Voting Cumulative Variable Perpetual Preferred Stock:

The Preferred Stock is redeemable by GBPC, in whole at any time or in part from time to time, at $1,000 Bahamian per share plus accrued and unpaid dividends.

The Preferred Stock is entitled to a 7.25 per cent per annum fixed cumulative preferential dividend for years 2013 through 2016, 8.50 per cent per annum fixed cumulative preferential dividend for years 2017 through 2019 and 10.00 per cent per annum fixed cumulative preferential dividend after 2020, as and when declared by the Board of Directors, accruing from the date of issue.

The Preferred Shares rank behind all of GBPC’s current and future secured and unsecured debt with any of GBPC’s future preferred stock and ahead of all of GBPC’s current and future common stock.